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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




DATE OF REPORT:     September 16, 1999
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                                    VIB Corp
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


        33-43021                                              33-0780371
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(Commission File Number)                             (IRS Employer I.D. Number)


         1498 Main Street, El Centro, California                92243
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         (Address of principal executive offices)              (Zip Code)


                                 (760) 337-3200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)








                                                Exhibit Index at Page:  2
                                                  Total No. of Pages:  53




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Item 5.       Other Events.
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              Acquisition of Kings River State Bank, Reedley, CA
              --------------------------------------------------

              On September 7, 1999, VIB Corp, Kings River State Bank and Kings River Bancorp entered into an Agreement and Plan of Reorganization pursuant to which Kings River State Bank will become a wholly-owned subsidiary of VIB Corp and will continue to operate under its separate California commercial bank charter. Upon consummation of the merger, Kings River Bancorp=s shareholders will receive approximately $21.9 million in exchange for their stock, calculated at 2.5 times book value, subject to certain adjustments.

              The completion of the merger is subject to receipt of regulatory approvals including approvals of the Board of Governors of the Federal Reserve System and the California Department of Financial Institutions. The transaction must also be approved by holders of a majority of the issued and outstanding shares of Kings River Bancorp=s stock. The parties anticipate that the transaction will be completed during the first quarter of 2000.

Item 7.       Financial Statements and Exhibits.
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              A.      Financial Statements of Business Acquired.
                      ------------------------------------------

                      Not applicable.


              B.      Pro Forma Financial Information.
                      --------------------------------

                      Not applicable.


              C.      Exhibits.                                            Page
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                      2.1      Agreement and Plan of Reorganization by
                               and between VIB Corp, Kings River Bancorp
                               and Kings River State Bank dated
                               September 7, 1999.............................3



                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VIB CORP



Date:  September 16, 1999                  /s/ Harry G. Gooding, III
                                           ------------------------------------
                                               Harry G. Gooding, III
                                               Executive Vice President
                                               and Chief Financial Officer





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